                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 27,2000
                                                 ----------------

                     AK STEEL HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


   Delaware                  File No. 1-13696            31-1401455
-----------------        ------------------------       -------------------
(State or other          (Commission file number)       (IRS employer
jurisdiction of                                         identification
incorporation)                                          number)


   703 Curtis Street, Middletown, Ohio                     45043
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(Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated November 27, 2000, issued by AK Steel Holding Corporation (the "Company")to announce that it has named Michael T. Adams, vice president, sales and marketing and James M. Banker, vice president, operations. Mr. Adams had previously held the operations post while Mr. Banker previously held the sales and marketing post.

     Mr. Adams will be responsible for carbon flat-rolled, stainless auto exhaust and commodity stainless products.

     Mr. Banker will be responsible for the operations of the Middletown (Ohio) Works, Ashland (Kentucky) Works and the Rockport (Indiana) Works of the Company.


Item 7.   Exhibit.
          -------

          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated November 27, 2000
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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AK STEEL HOLDING CORPORATION


                                            /s/ Brenda S. Harmon
                                                -----------------------------
                                                Brenda S. Harmon
                                                Secretary



Dated:  November 27, 2000
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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                         Page
----------     -----------                                         ----

   (1)         Press Release, dated November 27, 2000                 5